Exhibit 1
S&P Global
S&P Global and IHS Markit Proforma Combined Company
Operating Results by Segment
Periods Ended December 31, 2021
(dollars in millions, except per share data)

(unaudited)
	Q1		Q2		Q3		Q4		Full Year
	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted
Market Intelligence
Revenue
Previously Reported Market Intelligence Revenue	$539	$539	$555	$555	$570	$570	$583	$583	$2,247	$2,247
Adjustments
IHS Markit Financial Services Revenue (a)	454	454	445	445	448	448	471	471	1,818	1,818
Transfers from Mobility and Engineering Solutions (b)	55	55	55	55	57	57	57	57	224	224
Transfers to Indices and Commodity Insights (c)	(40)	(40)	(39)	(39)	(39)	(39)	(41)	(41)	(159)	(159)
Divestitures (d)	(58)	(58)	(59)	(59)	(62)	(62)	(61)	(61)	(240)	(240)
Proforma Revenue	$950	$950	$957	$957	$974	$974	$1,009	$1,009	$3,890	$3,890

Operating Profit
Previously Reported Market Intelligence Operating Profit (e)	$166	$181	$180	$196	$187	$203	$170	$191	$703	$771
Adjustments
IHS Markit Financial Services Operating Profit (a)	55	136	83	152	577	158	50	154	765	600
Transfers from Mobility and Engineering Solutions (b)	28	30	29	31	29	32	29	31	115	124
Transfers to Indices and Commodity Insights (c)	(19)	(20)	(19)	(20)	(21)	(22)	(23)	(24)	(82)	(86)
Reallocations (f)	(4)	(4)	(4)	(4)	(21)	(21)	(26)	(26)	(55)	(55)
Divestitures (d)	(42)	(42)	(43)	(43)	(45)	(45)	(45)	(46)	(175)	(176)
Proforma Operating Profit	$184	$281	$226	$312	$706	$305	$155	$280	$1,271	$1,178

Ratings
Revenue
Previously Reported Ratings Revenue	$1,017	$1,017	$1,073	$1,073	$1,017	$1,017	$990	$990	$4,097	$4,097

Operating Profit
Previously Reported Ratings Operating Profit (g)	$681	$686	$729	$731	$644	$646	$575	$569	$2,629	$2,632
Adjustments
Reallocations (f)	(1)	(1)	(2)	(2)	(2)	(2)	(4)	(4)	(9)	(9)
Proforma Operating Profit	$680	$685	$727	$729	$642	$644	$571	$565	$2,620	$2,623

Commodity Insights
Revenue
Previously Reported Platts Revenue	$225	$225	$236	$236	$239	$239	$250	$250	$950	$950
Adjustments
IHS Markit Resources Revenue (a)	217	217	208	208	207	207	216	216	848	848
Transfers from Market Intelligence (h)	16	16	17	17	17	17	17	17	67	67
Divestitures (i)	(48)	(48)	(48)	(48)	(50)	(50)	(50)	(50)	(196)	(196)
Proforma Revenue	$410	$410	$413	$413	$413	$413	$433	$433	$1,669	$1,669

Exhibit 1

	Q1		Q2		Q3		Q4		Full Year
	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted
Operating Profit
Previously Reported Platts Operating Profit (j)	$129	$131	$135	$136	$128	$130	$125	$126	$517	$523
Adjustments
IHS Markit Resources Operating Profit (a)	51	66	50	64	52	66	63	72	216	268
Transfers from Market Intelligence (h)	5	5	6	6	8	8	8	8	27	27
Reallocations (f)	7	7	5	5	4	4	1	1	17	17
Divestitures (i)	(21)	(24)	(21)	(27)	(21)	(27)	(18)	(24)	(81)	(102)
Proforma Operating Profit	$171	$185	$175	$184	$171	$181	$179	$183	$696	$733

Mobility
Revenue
Previously Reported Transportation Revenue (a)	$325	$325	$344	$344	$349	$349	$347	$347	$1,365	$1,365
Adjustments
Transfers to Market Intelligence and Engineering Solutions (k)	(29)	(29)	(29)	(29)	(30)	(30)	(31)	(31)	(119)	(119)
Proforma Revenue	$296	$296	$315	$315	$319	$319	$316	$316	$1,246	$1,246
Operating Profit
Previously Reported Transportation Operating Profit (a)	$123	$149	$133	$158	$133	$156	$125	$146	$514	$609
Adjustments
Transfers to Market Intelligence and Engineering Solutions (k)	(18)	(20)	(18)	(20)	(17)	(19)	(18)	(20)	(71)	(79)
Reallocations (f)	(14)	(14)	(9)	(9)	(8)	(8)	(7)	(7)	(38)	(38)
Proforma Operating Profit	$91	$115	$106	$129	$108	$129	$100	$119	$405	$492

Indices
Revenue
Previously Reported Indices Revenue	$270	$270	$278	$278	$298	$298	$303	$303	$1,149	$1,149
Adjustments
Transfers from Market Intelligence (l)	28	28	27	27	26	26	29	29	110	110
Divestitures (m)	(1)	(1)	(2)	(2)	(1)	(1)	(2)	(2)	(6)	(6)
Proforma Revenue	$297	$297	$303	$303	$323	$323	$330	$330	$1,253	$1,253

Operating Profit
Previously Reported Indices Operating Profit (n)	$191	$192	$196	$198	$213	$214	$199	$199	$799	$803
Adjustments
Transfers from Market Intelligence (l)	14	15	13	14	13	14	15	16	55	59
Reallocations (f)	(4)	(4)	(3)	(3)	(3)	(3)	(4)	(4)	(14)	(14)
Divestitures (m)	(1)	(1)	—	—	(1)	(1)	(1)	(1)	(3)	(3)
Proforma Operating Profit	$200	$202	$206	$209	$222	$224	$209	$210	$837	$845

Engineering Solutions
Revenue
Previously Reported CMS Revenue (a)	$122	$122	$125	$125	$136	$136	$134	$134	$517	$517
Adjustments
Transfers from Mobility (o)	2	2	3	3	3	3	3	3	11	11
Transfers to Market Intelligence (p)	(28)	(28)	(29)	(29)	(30)	(30)	(29)	(29)	(116)	(116)
Divestitures (q)	(5)	(5)	(6)	(6)	(5)	(5)	(5)	(5)	(21)	(21)
Proforma Revenue	$91	$91	$93	$93	$104	$104	$103	$103	$391	$391

Operating Profit
Previously Reported CMS Operating Profit (a)	$18	$21	$24	$27	$30	$31	$61	$32	$133	$111
Adjustments
Transfers from Mobility (o)	2	2	3	3	2	2	2	2	9	9
Transfers to Market Intelligence (p)	(12)	(12)	(14)	(14)	(14)	(15)	(13)	(13)	(53)	(54)
Reallocations (f)	5	5	4	4	4	4	4	4	17	17

Exhibit 1

	Q1		Q2		Q3		Q4		Full Year
	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted

Divestitures (q)	(1)	(2)	(1)	(2)	(1)	(2)	(1)	(2)	(4)	(8)
Proforma Operating Profit	$12	$14	$16	$18	$21	$20	$53	$23	$102	$75

Intersegment Elimination
Previously Reported Intersegment Elimination	$(35)	$(35)	$(36)	$(36)	$(37)	$(37)	$(38)	$(38)	$(146)	$(146)
Adjustments
Transfers from Market Intelligence to Indices (r)	(4)	(4)	(5)	(5)	(4)	(4)	(5)	(5)	$(18)	$(18)
Proforma Intersegment Elimination	$(39)	$(39)	$(41)	$(41)	$(41)	$(41)	$(43)	$(43)	$(164)	$(164)

Equity in net (earnings) loss of unconsolidated subsidiaries, net of taxes
IHS Markit equity profit (loss) on equity-method investees, net of tax	$26	$31	$13	$13	$13	$24	$(2)	$22	$50	$90

Corporate Unallocated Expense
Previously Reported Corporate Unallocated Expense (s)	$(86)	$(28)	$(86)	$(33)	$(89)	$(38)	$(165)	$(49)	$(426)	$(148)
Adjustments
IHS Markit Shared Services (a)	(47)	(30)	(35)	(16)	(42)	(24)	(75)	(45)	(199)	(115)
Reallocations (f)	15	15	13	13	26	26	36	36	$90	$90
Proforma Corporate Unallocated Expense	$(118)	$(43)	$(108)	$(36)	$(105)	$(36)	$(204)	$(58)	$(535)	$(173)

S&P Global
Previously Reported S&P Global Revenue	$2,016	$2,016	$2,106	$2,106	$2,087	$2,087	$2,088	$2,088	$8,297	$8,297
Adjustments
IHS Markit Revenue (a)	1,118	1,118	1,122	1,122	1,140	1,140	1,168	1,168	4,548	4,548
Divestitures (d) (i) (m) (q)	(112)	(112)	(115)	(115)	(118)	(118)	(118)	(118)	(463)	(463)
Proforma S&P Global Revenue	$3,022	$3,022	$3,113	$3,113	$3,109	$3,109	$3,138	$3,138	$12,382	$12,382

Operating Profit
Previously Reported S&P Global Operating Profit	$1,081	$1,162	$1,154	$1,228	$1,083	$1,155	$904	$1,036	$4,222	$4,581
Adjustments
IHS Markit Operating Profit (a)	200	342	255	385	750	387	224	359	1,429	1,473
IHS Markit equity in profit (loss) on equity-method investees, net of tax	26	31	13	13	13	24	(2)	22	50	90
Reallocations (f)	4	4	4	4	—	—	—	—	8	8
Divestitures (d) (i) (m) (q)	(65)	(69)	(65)	(72)	(68)	(75)	(65)	(73)	(263)	(289)
Proforma S&P Global Operating Profit	$1,246	$1,470	$1,361	$1,558	$1,778	$1,491	$1,061	$1,344	$5,446	$5,863

Net Income
Proforma S&P Global Operating Profit	$1,246	$1,470	$1,361	$1,558	$1,778	$1,491	$1,061	$1,344	$5,446	$5,863
Other income, net (t)	(11)	(11)	(22)	(22)	(22)	(22)	(11)	(11)	(66)	(66)
Interest expense, net (u)	32	32	32	32	31	31	24	24	119	119
IHS Markit interest expense, net	55	55	55	55	55	55	54	54	219	219
Proforma income before taxes on income	1,170	1,394	1,296	1,493	1,714	1,427	994	1,277	5,174	5,591
Provision for taxes on income (v)	237	253	276	274	202	217	142	186	857	930
IHS Markit provision for taxes on income	18	68	49	89	88	70	28	85	183	312
IHS Markit tax on divestitures	(5)	(8)	(5)	(6)	(6)	(8)	(5)	(7)	(21)	(29)
Divestitures - equity method investment	(1)	(1)	1	1	—	—	—	—	—	—
Proforma Net Income	921	1,081	975	1,136	1,430	1,148	829	1,013	4,155	4,378
Less: net income attributable to noncontrolling interests	(54)	(54)	(59)	(59)	(64)	(64)	(62)	(62)	(239)	(239)

Exhibit 1

	Q1		Q2		Q3		Q4		Full Year
	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted

Less: IHS Markit net income attributable to noncontrolling interests	(2)	(2)	—	—	—	—	—	—	(2)	(2)
Proforma Net Income attributable to S&P Global Inc.	$865	$1,025	$916	$1,077	$1,366	$1,084	$767	$951	$3,914	$4,137

Proforma Diluted Weighted Average Shares Outstanding and Adjusted Diluted Earnings Per Share
Previously Reported S&P Global Diluted Weighted Average Shares Outstanding	241.6	241.6	241.8	241.8	241.7	241.7	242.1	242.1	241.8	241.8
IHS Markit Diluted Weighted Average Shares Outstanding (w)	400.7	400.7	400.9	400.9	401.5	401.5	402.7	402.7	401.5	401.5
Adjustments
Conversion Ratio (x)	0.2838	0.2838	0.2838	0.2838	0.2838	0.2838	0.2838	0.2838	0.2838	0.2838
Proforma Diluted Weighted Average Shares Outstanding	355.3	355.3	355.6	355.6	355.7	355.7	356.4	356.4	355.7	355.7

Proforma Adjusted Diluted Earnings Per Share	$2.43	$2.88	$2.58	$3.03	$3.84	$3.05	$2.15	$2.67	$11.00	$11.63

Note - Totals may not sum due to rounding

Exhibit 1
S&P Global
S&P Global and IHS Markit Proforma Combined Company
Operating Results by Segment
Periods Ended December 31, 2020
(dollars in millions, except per share data)

(unaudited)
	Q1		Q2		Q3		Q4		Full Year
	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted
Market Intelligence
Revenue
Previously Reported Market Intelligence Revenue	$519	$519	$516	$516	$530	$530	$541	$541	$2,106	$2,106
Adjustments
IHS Markit Financial Services Revenue (a)	403	403	408	408	406	406	423	423	1,640	1,640
Transfers from Mobility and Engineering Solutions (b)	51	51	49	49	51	51	55	55	206	206
Transfers to Indices and Commodity Insights (c)	(39)	(39)	(41)	(41)	(38)	(38)	(40)	(40)	(158)	(158)
Divestitures (d)	(56)	(56)	(55)	(55)	(57)	(57)	(58)	(58)	(226)	(226)
Proforma Revenue	$878	$878	$877	$877	$892	$892	$921	$921	$3,568	$3,568

Operating Profit
Previously Reported Market Intelligence Operating Profit (e)	$147	$160	$159	$177	$164	$179	$119	$167	$589	$683
Adjustments
IHS Markit Financial Services Operating Profit (b)	66	123	94	163	89	148	88	150	337	584
Transfers from Mobility and Engineering Solutions (c)	30	33	25	32	32	34	29	34	116	133
Transfers to Indices and Commodity Insights (d)	(18)	(19)	(20)	(22)	(18)	(19)	(23)	(24)	(79)	(84)
Reallocations (f)	(51)	(51)	(31)	(31)	(13)	(13)	(15)	(15)	(110)	(110)
Divestitures (d)	(40)	(40)	(40)	(40)	(42)	(42)	(43)	(43)	(165)	(165)
Proforma Operating Profit	$134	$206	$187	$279	$212	$287	$155	$269	$688	$1,041

Ratings
Revenue
Previously Reported Ratings Revenue	$825	$825	$1,006	$1,006	$894	$894	$881	$881	$3,606	$3,606

Operating Profit
Previously Reported Ratings Operating Profit (g)	$520	$521	$693	$695	$544	$552	$466	$481	$2,223	$2,249
Adjustments
Reallocations (f)	(6)	(6)	(6)	(6)	(6)	(6)	(3)	(3)	(21)	(21)
Proforma Operating Profit	$514	$515	$687	$689	$538	$546	$463	$478	$2,202	$2,228

Commodity Insights
Revenue
Previously Reported Platts Revenue	$215	$215	$217	$217	$222	$222	$224	$224	$878	$878
Adjustments
IHS Markit Resources Revenue (a)	224	224	216	216	205	205	209	209	854	854
Transfers from Market Intelligence (h)	15	15	16	16	16	16	17	17	64	64
Divestitures (i)	(46)	(46)	(45)	(45)	(45)	(45)	(47)	(47)	(183)	(183)
Proforma Revenue	$408	$408	$404	$404	$398	$398	$403	$403	$1,613	$1,613

Exhibit 1

	Q1		Q2		Q3		Q4		Full Year
	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted	Reported	Adjusted
Operating Profit
Previously Reported Platts Operating Profit (j)	$112	$114	$124	$127	$121	$124	$101	$115	$458	$480
Adjustments
IHS Markit Resources Operating Profit (a)	49	63	61	90	52	66	49	71	211	290
Transfers from Market Intelligence (i)	4	4	5	5	5	5	6	6	20	20
Reallocations (f)	9	9	(1)	(1)	7	7	6	6	21	21
Divestitures (i)	(18)	(22)	(16)	(23)	(20)	(24)	(22)	(26)	(76)	(95)
Proforma Operating Profit	$156	$168	$173	$198	$165	$178	$140	$172	$634	$716

Mobility
Revenue
Previously Reported Transportation Revenue (a)	$299	$299	$241	$241	$308	$308	$310	$310	$1,158	$1,158
Adjustments
Transfers to Market Intelligence and Engineering Solutions (k)	(25)	(25)	(25)	(25)	(27)	(27)	(29)	(29)	(106)	(106)
Proforma Revenue	$274	$274	$216	$216	$281	$281	$281	$281	$1,052	$1,052
Operating Profit
Previously Reported Transportation Operating Profit (a)	$72	$102	$61	$100	$114	$139	$112	$126	$359	$467
Adjustments
Transfers to Market Intelligence and Engineering Solutions (k)	(19)	(21)	(15)	(21)	(21)	(23)	(18)	(21)	(73)	(86)
Reallocations (f)	(17)	(17)	(19)	(19)	(11)	(11)	(8)	(8)	(55)	(55)
Proforma Operating Profit	$36	$64	$27	$60	$82	$105	$86	$97	$231	$326

Indices
Revenue
Previously Reported Indices Revenue	$259	$259	$240	$240	$234	$234	$256	$256	$989	$989
Adjustments
Transfers from Market Intelligence (l)	28	28	29	29	26	26	27	27	110	110
Divestitures (m)	(2)	(2)	(1)	(1)	(1)	(1)	(1)	(1)	(5)	(5)
Proforma Revenue	$285	$285	$268	$268	$259	$259	$282	$282	$1,094	$1,094

Operating Profit
Previously Reported Indices Operating Profit (n)	$182	$183	$171	$172	$151	$153	$162	$176	$666	$684
Adjustments
Transfers from Market Intelligence (l)	14	15	15	17	13	14	17	18	59	64
Reallocations (f)	(9)	(9)	(1)	(1)	(1)	(1)	(1)	(1)	(12)	(12)
Divestitures (m)	(1)	(1)							(1)	(1)
Proforma Operating Profit	$186	$188	$185	$188	$163	$166	$178	$193	$712	$735

Engineering Solutions
Revenue
Previously Reported CMS Revenue (a)	$123	$123	$119	$119	$121	$121	$125	$125	$488	$488
Adjustments
Transfers from Mobility (o)	2	2	2	2	3	3	3	3	10	10
Transfers to Market Intelligence (p)	(28)	(28)	(26)	(26)	(27)	(27)	(29)	(29)	(110)	(110)
Divestitures (q)	(5)	(5)	(5)	(5)	(5)	(5)	(6)	(6)	(21)	(21)
Proforma Revenue	$92	$92	$90	$90	$92	$92	$93	$93	$367	$367

Operating Profit
Previously Reported CMS Operating Profit (a)	$21	$24	$21	$29	$23	$26	$17	$27	$82	$106
Adjustments
Transfers from Mobility (o)	2	2	2	2	3	3	2	2	9	9
Transfers to Market Intelligence (p)	(13)	(14)	(12)	(13)	(14)	(14)	(13)	(15)	(52)	(56)
Reallocations (f)	5	5	4	4	7	7	9	9	25	25

Exhibit 1

									Full Year
									Reported	Adjusted

Divestitures (q)	—	(1)	(1)	(2)	(1)	(2)		(1)	(2)	(6)
Proforma Operating Profit	$15	$16	$14	$20	$18	$20	$15	$22	$62	$78

Intersegment Elimination
Previously Reported Intersegment Elimination	$(32)	$(32)	$(36)	$(36)	$(34)	$(34)	$(35)	$(35)	$(137)	$(137)
Adjustments
Transfers from Market Intelligence to Indices (r)	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(4)	(16)	(16)
Proforma Intersegment Elimination	$(36)	$(36)	$(40)	$(40)	$(38)	$(38)	$(39)	$(39)	$(153)	$(153)

Equity in net (earnings) loss of unconsolidated subsidiaries, net of taxes
IHS Markit equity in profit (loss) on equity-method investees, net of tax	$16	$21	$14	$18	$9	$14	$6	$17	$45	$70

Corporate Unallocated Expense
Previously Reported Corporate Unallocated Expense (s)	$(49)	$(30)	$(42)	$(30)	$(36)	$(32)	$(192)	$(36)	$(319)	$(128)
Adjustments
IHS Markit Shared Services (a)	(61)	(61)	(72)	(40)	(42)	(37)	(81)	(35)	(256)	(173)
Reallocations (f)	73	73	58	58	21	21	16	16	168	168
Proforma Corporate Unallocated Expense	$(37)	$(18)	$(56)	$(12)	$(57)	$(48)	$(257)	$(55)	$(407)	$(133)

S&P Global
Previously Reported S&P Global Revenue	$1,786	$1,786	$1,943	$1,943	$1,846	$1,846	$1,867	$1,867	$7,442	$7,442
Adjustments
IHS Markit Revenue (a)	1,049	1,049	984	984	1,040	1,040	1,067	1,067	4,140	4,140
Divestitures (d) (i) (m) (q)	(109)	(109)	(106)	(106)	(108)	(108)	(112)	(112)	(435)	(435)
Proforma S&P Global Revenue	$2,726	$2,726	$2,821	$2,821	$2,778	$2,778	$2,822	$2,822	$11,147	$11,147

Operating Profit
Previously Reported S&P Global Operating Profit	$912	$948	$1,105	$1,141	$944	$976	$656	$903	$3,617	$3,968
Adjustments
IHS Markit Operating Profit (a)	147	251	165	342	236	342	185	339	733	1,274
IHS Markit equity in profit (loss) on equity-method investees, net of tax	16	21	14	18	9	14	6	17	45	70
Reallocations (f)	4	4	4	4	4	4	4	4	16	16
Divestitures (d) (i) (m) (q)	(59)	(64)	(57)	(65)	(63)	(68)	(65)	(70)	(244)	(267)
Proforma S&P Global Operating Profit	$1,020	$1,160	$1,231	$1,440	$1,130	$1,268	$786	$1,193	$4,167	$5,061

Net Income
Proforma S&P Global Operating Profit	$1,020	$1,160	$1,231	$1,440	$1,130	$1,268	$786	$1,193	$4,167	$5,061
Other income, net (t)	32	1	(11)	(13)	(7)	(7)	(14)	(15)	—	(34)
Interest expense, net (u)	34	34	40	40	314	35	32	32	420	141
IHS Markit interest expense, net	60	60	59	59	57	57	58	58	234	234
Proforma income before taxes on income	894	1,065	1,143	1,354	766	1,183	710	1,118	3,513	4,720
Provision for taxes on income (v)	179	189	223	232	128	204	124	166	654	791
IHS Markit provision for taxes on income	(39)	32	36	79	98	77	20	76	115	264
IHS Markit tax on divestitures	(5)	(8)	(5)	(8)	(6)	(10)	(6)	(9)	(22)	(35)
Proforma Net Income	759	852	889	1,051	546	911	572	885	2,766	3,699
Less: net income attributable to noncontrolling interests	(50)	(50)	(50)	(50)	(44)	(44)	(51)	(56)	(195)	(200)

Exhibit 1

									Full Year
									Reported	Adjusted

Less: IHS Markit net income attributable to noncontrolling interests	1	1	1	1	(1)	(1)	—	—	1	1
Proforma Net Income attributable to S&P Global Inc.	$710	$803	$840	$1,002	$501	$866	$521	$829	$2,572	$3,500

Proforma Diluted Weighted Average Shares Outstanding and Adjusted Diluted Earnings Per Share
Previously Reported S&P Global Diluted Weighted Average Shares Outstanding	243.3	243.3	241.9	241.9	241.6	241.6	241.7	241.7	242.1	242.1
IHS Markit Diluted Weighted Average Shares Outstanding (w)	402.9	402.9	400.3	400.3	400.8	400.8	400.7	400.7	401.2	401.2
Adjustments
Conversion Ratio (x)	0.2838	0.2838	0.2838	0.2838	0.2838	0.2838	0.2838	0.2838	0.2838	0.2838
Proforma Diluted Weighted Average Shares Outstanding	357.6	357.6	355.5	355.5	355.3	355.3	355.4	355.4	356.0	356.0

Proforma Adjusted Diluted Earnings Per Share	$1.99	$2.25	$2.36	$2.82	$1.41	$2.44	$1.47	$2.33	$7.22	$9.83
Note - Totals may not sum due to rounding

(a) Refer to Exhibit 2 for a reconciliation of IHS Markit's previously reported results conformed to S&P Global's presentation of adjusted operating results.

(b) To reflect the transfer of IHS Markit’s Maritime & Trade business to the Market Intelligence segment from the Mobility segment and the transfer of the Economics and Country Risk business to the Market Intelligence segment from the Engineering Solutions segment.

(c) To reflect the transfer of both the Market Intelligence Commodities business and IHS Markit’s Environmental Solutions business to the Commodity Insights segment from the Market Intelligence segment and the transfer of IHS Markit’s index services business,
Equity Custom Baskets (“ECB”), Halifax House Price Index to the Indices segment from the Market Intelligence segment.

(d) Proforma adjustment to eliminate S&P Global and IHS Markit’s divested businesses from the historical segment financial information.
S&P Global’s divestitures include CUSIP Global Services and its Leveraged Commentary and Data (“LCD”) business while the IHS
Markit’s divestiture includes the Life Sciences business.

(e) Q4 2021 and full year 2021 adjustments include employee severance charges of $3 million, acquisition-related costs of $2 million and lease-related costs of $1 million. Q4 2021 and full year 2021 are adjusted for a gain on disposition of $1 million and $3 million, respectively. Q1, Q4 and full year 2020 include adjustments for employee severance charges of $2 million, $26 million and $27 million, respectively. Q1, Q2, Q3 and full year 2020 include adjustments for gains on dispositions of $7 million, $2 million, $4 million and $12 million, respectively. Q4 and full year 2020 include adjustments for lease-related costs of $3 million.
2021 quarterly and full year are adjusted for amortization of intangibles from acquisitions of $16 million and $65 million, respectively.
2020 quarterly and full year are adjusted for amortization of intangibles from acquisitions were $19 million, $20 million, $19 million,
$17 million and $76 million, respectively.

(f) Adjustment to reallocate the combined central support costs of S&P Global and IHS Markit, which primarily include shared services costs, IT costs and certain corporate costs using S&P Global’s historic allocation methodology to reflect a consistent approach to allocate shared costs to the segments.

(g) Q4 2021 and full year 2021 adjustments include a gain on disposition of $6 million, recovery of lease-related costs of $4 million and employee severance charges of $3 million. Q3, Q4 and full year 2020 adjustments include technology-related impairment charge of $5 million, $5 million and $11 million, respectively. Q4 2020 and full year 2020 adjustments include lease-related costs of $5 million and employee severance charges of $4 million. 2021 quarterly and full year are adjusted for amortization of intangibles from acquisitions of $5 million, $2 million, $2 million, $2 million, and $10 million, respectively. 2020 Q2, Q3, Q4 and full year are adjusted for amortization of intangibles from acquisitions of $2 million, $3 million, $2 million and $7 million, respectively.

(h) To reflect the transfer of both the Market Intelligence Commodities business and IHS Markit’s Environmental Solutions business to the Commodity Insights segment from the Market Intelligence segment.

(i) Proforma adjustment to eliminate IHS Markit’s divested businesses from the historical segment financial information. IHS Markit’s divestitures include PetroChem Wire businesses (“OPIS”) and its base chemicals business.

(j) Q4 2021 and full year 2021 adjustments include recovery of lease-related costs of $2 million. Q4 2020 and full year 2020 adjustments include employee severance charges of $11 million and lease-related costs of $2 million. 2021 quarterly and full year are

Exhibit 1
adjusted for amortization of intangibles from acquisitions of $2 million and $8 million, respectively. 2020 quarterly and full year are adjusted for amortization of intangibles from acquisitions of $2 million and $9 million, respectively.

(k) To reflect the transfer of IHS Markit’s Maritime & Trade business to the Market Intelligence segment from the Mobility segment and the transfer of IHS Markit’s Haystack business to the Engineering Solutions segment from the Mobility segment.

(l) To reflect the transfer of IHS Markit’s index services business, ECB, Halifax House Price Index, and other expenses to the Indices segment from the Market Intelligence segment.

(m) Proforma adjustment to eliminate S&P Global’s divested businesses from the historical segment financial information. S&P Global’s divestiture includes a family of leveraged loan indices.

(n) Q4 2021 and full year 2021 adjustments include recovery of lease-related costs of $1 million. Q4 2020 and full year 2020 adjustments include employee severance charges of $5 million, a lease impairment charge of $4 million, a technology-related impairment of $2 million and lease-related costs of $1 million. 2021 quarterly and full year are adjusted for amortization of intangibles from acquisitions of $1 million and $6 million, respectively. 2020 quarterly and full year are adjusted for amortization of intangibles from acquisitions of $1 million and $6 million, respectively.

(o) To reflect the transfer of IHS Markit’s Haystack business to the Engineering Solutions segment from the Mobility segment.

(p) To reflect the transfer of Economics and Country Risk business to the Market Intelligence segment from the Engineering Solutions segment.

(q) Proforma adjustment to eliminate IHS Markit’s divested businesses from the historical segment financial information IHS Markit’s divestitures include its RootMetrics business.

(r) To reflect the transfer of IHS Markit’s Environmental Solutions business to the Commodity Insights segment from the Market
Intelligence segment and the transfer of IHS Markit’s index services business, ECB, Halifax House Price Index, and associated expenses to the Indices segment from the Market Intelligence segment.

(s) Q1 2021 and full year 2021 adjustments include Kensho retention related costs of $2 million. Q2 and full year 2021 adjustments include a lease impairment charge of $3 million. Q3 2021 and full year 2021 adjustments include a gain on disposition of $3 million and $2 million, respectively. Q1, Q2, Q3, Q4 and full year 2021 adjustments include IHS Markit merger costs of $49 million, $50 million, $54 million, $96 million and $249 million, respectively. Q4 2021 and full year 2021 adjustments include employee severance charges of $13 million, lease-related costs of $4 million and acquisition-related costs of $2 million. 2020 quarterly and full year adjustments include Kensho retention-related costs of $5 million, $2 million, $2 million, $2 million and $12 million, respectively. Q1,
Q2, Q4, and full year 2020 adjustments include employee severance charges of $7 million, $3 million, $9 million and $19 million, respectively. Q3 2020 and full year 2020 includes an adjustment for a gain on disposition of $4 million. Q4 2020 and full year 2020 include adjustments for lease impairment charges of $116 million. 2021 full year is adjusted for amortization of intangibles from acquisitions were $7 million. 2020 quarterly and full year are adjusted for amortization of intangibles from acquisitions were $7 million and $26 million, respectively.

(t) Q2 2020 and full year 2020 adjustments include a pension related charge of $3 million.

(u) Q3 2020 and full year 2020 adjustments include a loss on the extinguishment of debt of $279 million.

(v) Q2, Q4 and full year 2021 adjustments include $5 million, $2 million and $7 million, respectively, of tax expense associated with the re-valuation of deferred tax liabilities related to a UK income tax rate change. Q3 2021 and full year 2021 adjustments include $7 million of tax benefit on a loss on the extinguishment of debt in the prior year. Q4 2021 and full year 2021 adjustments include $1 million of tax benefit related to prior year divestitures. Q4 2020 and full year 2020 adjustments include $4 million of tax benefit related to prior year divestitures.

(w) Adjusted to align IHS Markit's reported off-calendar quarters to S&P Global’s fiscal year presentation that contain calendar quarters.

(x) Under the terms of the merger agreement, at the effective time of the merger each share of IHS Markit issued and outstanding (other than excluded shares and dissenting shares) was converted into the right to receive 0.2838 fully paid and nonassessable shares of
S&P Global common stock (and, if applicable, cash in lieu of fractional shares, without interest), less any applicable withholding taxes. The adjustment reflects (i) the elimination of IHS Markit’s basic and diluted shares outstanding and (ii) the assumed issuance of basic and diluted common shares as a result of the merger calculated by multiplying IHS Markit’s basic and diluted common shares outstanding by the 0.2838 exchange ratio.

Exhibit 2
Q1 2021 Reconciliation of IHS Markit Operating Results by Segment
(dollars in millions)

(unaudited)	IHS Markit Segment Information	Adjustments to Calendar Quarter (a)	Adjustments to Align to S&P Segment Presentation (b)	IHS Markit Proforma Segment Information	Non-GAAP Adjustments (c)	IHS Markit Proforma Segment Adjusted Information

	Revenue
Financial Services	$484	$15	$(45)	$454	$—	$454
Transportation	312	13	—	325	—	325
Resources	203	14	—	217	—	217
CMS	121	1	—	122	—	122
Total Revenue	$1,120	$43	$(45)	$1,118	$—	$1,118

	Operating Profit
Financial Services	$233	$5	$(183)	$55	$81	$136
Transportation	147	15	(39)	123	26	149
Resources	74	12	(35)	51	15	66
CMS	26	—	(8)	18	3	21
Total Segment Operating Profit	$480	$32	$(265)	$247	$125	$372

Shared Services	$(13)	$(11)	$(23)	(47)	$17	$(30)

Operating Profit	$467	$21	$(288)	$200	$142	$342

Costs to reconcile adjusted EBITDA to operating profit
Depreciation	$(56)	$(4)	$60	$—	$—	$—
Amortization related to acquired intangible assets	(96)	2	94	—	—	—
Stock-based compensation expense	(66)	—	66	—	—	—
Restructuring and impairment charges	(1)	(6)	7	—	—	—
Acquisition-related costs & performance compensation	(15)	(21)	36	—	—	—
Operating Profit	$233	$(8)	$(25)	$200	$142	$342

Other income	$—	$—	$—	—	$—	$—

Interest expense, net	$56	$(1)	$—	55	$—	$55

Income before taxes on income	$177	$(7)	$(25)	$145	$142	$287

Exhibit 2

Provision for taxes on income	$30	$12	$(24)	18	$50	$68

IHS Markit equity in (profit) loss on equity-method investees, net of tax	$(1)	$(9)	$(19)	(29)	$(5)	$(34)

Net income	$148	$(10)	$18	156	$97	$253

Less: NCI net income	$1	$(3)	$—	(2)	$—	$(2)

Net income attributable to IHS Markit	$149	$(13)	$18	$154	$97	$251

Note - Totals may not sum due to rounding
(a)     Adjustments to align IHS Markit's reported off-calendar quarters to S&P Global’s fiscal year presentation that contain calendar quarters.
(b)     Adjustments include (1) a proforma adjustment reclassifying the $45 million of revenue and $25 million of operating profit associated with IHS Markit’s MarketServ business contributed to the OSTTRA joint venture formed September 2021 to Equity in net (earnings) of unconsolidated subsidiaries, net of taxes where the results of OSTTRA will prospectively be reflected, and (2) reclassification adjustments aligning IHS Markit's EBITDA segment presentation to S&P Global’s operating profit presentation including depreciation expense of $60 million, stock-based compensation of $66 million, amortization of intangible assets of $94 million, restructuring and impairment charges of $7 million and other acquisition-related costs of $36 million.
(c)     Adjustments to present IHS Markit results on an adjusted EBITA performance basis by adjusting for amortization of intangible assets of $92 million, restructuring and impairment charges of $7 million, other acquisition-related costs of $33 million bonus of $10 million, and the related provision for taxes on income of $50 million. Adjustments made to present IHS Markit’s MarkitServ operating profit included in Equity in net (earnings) of unconsolidated subsidiaries, net of taxes on a performance basis include amortization of intangible assets of $2 million and other acquisition-related costs of $3 million.

Exhibit 2

Q2 2021 Reconciliation of IHS Markit Operating Results by Segment
(dollars in millions)

(unaudited)	IHS Markit Segment Information	Adjustments to Calendar Quarter (a)	Adjustments to Align to S&P Segment Presentation (b)	IHS Markit Proforma Segment Information	Non-GAAP Adjustments (c)	IHS Markit Proforma Segment Adjusted Information

	Revenue
Financial Services	$493	$(8)	$(40)	$445	$—	$445
Transportation	344	—	—	344	—	344
Resources	221	(13)	—	208	—	208
CMS	123	2	—	125	—	125
Total Revenue	$1,181	$(19)	$(40)	$1,122	$—	$1,122

	Operating Profit
Financial Services	$238	$(6)	$(149)	$83	$69	$152
Transportation	171	(1)	(37)	133	25	158
Resources	91	(10)	(31)	50	14	64
CMS	28	3	(7)	24	3	27
Total Segment Operating Profit	$528	$(14)	$(224)	$290	$111	$401

Shared Services	$(11)	$(1)	$(23)	(35)	$19	$(16)

Operating Profit	$517	$(15)	$(247)	$255	$130	$385

Costs to reconcile adjusted EBITDA to operating profit
Depreciation	$(59)	$4	$55	$—	$—	$—
Amortization related to acquired intangible assets	(91)	—	91	—	—	—
Stock-based compensation expense	(50)	2	48	—	—	—
Restructuring and impairment charges	(8)	6	2	—	—	—
Acquisition-related costs & performance compensation	(33)	6	27	—	—	—
Operating Profit	$276	$3	$(24)	$255	$130	$385

Other income	$—	$—	$—	—	$—	$—

Interest expense, net	$55	$—	$—	55	$—	$55

Income before taxes on income	$221	$3	$(24)	$200	$130	$330

Exhibit 2

Provision for taxes on income	$58	$10	$(19)	49	$40	$89

IHS Markit equity in (profit) loss on equity-method investees, net of tax	$4	$—	$(20)	(16)	$—	$(16)

Net income	$159	$(7)	$15	167	$90	$257

Less: NCI net income	$—	$—	$—	—	$—	$—

Net income attributable to IHS Markit	$159	$(7)	$15	$167	$90	$257

Note - Totals may not sum due to rounding
(a)     Adjustments to align IHS Markit's reported off-calendar quarters to S&P Global’s fiscal year presentation that contain calendar quarters.
(b)     Adjustments include (1) a proforma adjustment reclassifying the $40 million revenue and $24 million of operating profit associated with IHS Markit’s MarketServ business contributed to the OSTTRA joint venture formed September 2021 to Equity in net (earnings) of unconsolidated subsidiaries, net of taxes where the results of OSTTRA will prospectively be reflected, and (2) reclassification adjustments aligning IHS Markit's EBITDA segment presentation to S&P Global’s operating profit presentation by including depreciation expense of $55 million, stock-based compensation of $48 million, amortization of intangible assets of $91 million, restructuring and impairment charges of $2 million and other acquisition-related costs of $27 million.
(c)     Adjustments to present IHS Markit on an adjusted basis by adjusting for amortization of intangible assets, restructuring and impairment charges, and other acquisition-related costs. Adjustments include amortization of intangible assets of $91 million, restructuring and impairment charges of $2 million, other acquisition-related costs of $27 million, bonus of $10 million, and the related provision for taxes on income of $40 million.

Exhibit 2

Q3 2021 Reconciliation of IHS Markit Operating Results by Segment
(dollars in millions)

(unaudited)	IHS Markit Segment Information	Adjustments to Calendar Quarter (a)	Adjustments to Align to S&P Segment Presentation (b)	IHS Markit Proforma Segment Information	Non-GAAP Adjustments (c)	IHS Markit Proforma Segment Adjusted Information

	Revenue
Financial Services	$490	$(17)	$(25)	$448	$—	$448
Transportation	347	2	—	349	—	349
Resources	208	(1)	—	207	—	207
CMS	136	—	—	136	—	136
Total Revenue	$1,181	$(16)	$(25)	$1,140	$—	$1,140

	Operating Profit
Financial Services	$241	$(15)	$351	$577	$(419)	$158
Transportation	167	(1)	(33)	133	23	156
Resources	84	(1)	(31)	52	14	66
CMS	37	(2)	(5)	30	1	31
Total Segment Operating Profit	$529	$(19)	$282	$792	$(381)	$411

Shared Services	$(13)	$15	$(44)	(42)	$18	$(24)

Operating Profit	$516	$(4)	$238	$750	$(363)	$387

Costs to reconcile adjusted EBITDA to operating profit
Depreciation	$(55)	$1	$54	$—	$—	$—
Amortization related to acquired intangible assets	(90)	3	87	—	—	—
Stock-based compensation expense	(53)	—	53	—	—	—
Restructuring and impairment charges	(3)	(9)	12	—	—	—
Acquisition-related costs & performance compensation	(24)	3	21	—	—	—
Gain / Loss on Sale of Assets	—	485	(485)	—	—	—
Operating Profit	$291	$479	$(20)	$750	$(363)	$387

Other income	$—	$—	$—	—	$—	$—

Interest expense, net	$55	$—	$—	55	$—	$55

Income before taxes on income	$236	$479	$(20)	$695	$(363)	$332

Exhibit 2

Provision for taxes on income	$72	$(58)	$74	88	$(18)	$70

IHS Markit equity in (profit) loss on equity-method investees, net of tax	$3	$1	$(17)	(13)	$(11)	$(24)

Net income	$161	$536	$(77)	620	$(334)	$286

Less: NCI net income	$—	$—	$—	—	$—	$—

Net income attributable to IHS Markit	$161	$536	$(77)	$620	$(334)	$286

Note - Totals may not sum due to rounding
(a)     Adjustments to align IHS Markit's reported off-calendar quarters to S&P Global’s fiscal year presentation that contain calendar quarters.
(b)     Adjustments include (1) a proforma adjustment reclassifying the $25 million revenue and $20 million of operating profit associated with IHS Markit’s MarketServ business contributed to the OSTTRA joint venture formed September 2021 to Equity in net (earnings) of unconsolidated subsidiaries, net of taxes where the results of OSTTRA will prospectively be reflected, and (2) reclassification adjustments aligning IHS Markit's EBITDA segment presentation to S&P Global’s operating profit presentation by including depreciation expense of $54 million, stock-based compensation of $53 million, amortization of intangible assets of $87 million, restructuring and impairment charges of $12 million, other acquisition-related costs of $21 million and gains on disposals of $485 million.
(c) Adjustments to present IHS Markit on an adjusted basis by adjusting for amortization of intangible assets, restructuring and impairment charges, and other acquisition-related costs. Adjustments include amortization of intangible assets of $87 million, restructuring and impairment charges of $10 million, other acquisition-related costs of $19 million, gains on disposals of $485 million, bonus of $6 million and the related provision for taxes on income of $18 million. Adjustments to present IHS Markit’s MarkitServ operating profit included in Equity in net (earnings) of unconsolidated subsidiaries, net of taxes on a performance basis include amortization of intangible assets of $10 million, restructuring and impairment charges of $2 million, other acquisition-related costs of $2 million and the related provision for taxes on income of $3 million.

Exhibit 2

Q4 2021 Reconciliation of IHS Markit Operating Results by Segment
(dollars in millions)

(unaudited)	IHS Markit Segment Information	Adjustments to Calendar Quarter (a)	Adjustments to Align to S&P Segment Presentation (b)	IHS Markit Proforma Segment Information	Non-GAAP Adjustments (c)	IHS Markit Proforma Segment Adjusted Information

	Revenue
Financial Services	$474	$(3)	$—	$471	$—	$471
Transportation	351	(4)	—	347	—	347
Resources	215	1	—	216	—	216
CMS	136	(2)	—	134	—	134
Total Revenue	$1,176	$(8)	$—	$1,168	$—	$1,168

	Operating Profit
Financial Services	$250	$(8)	$(192)	$50	$104	$154
Transportation	160	(3)	(32)	125	21	146
Resources	90	(1)	(26)	63	9	72
CMS	40	(2)	23	61	(29)	32
Total Segment Operating Profit	$540	$(14)	$(227)	$299	$105	$404

Shared Services	$(10)	$(12)	$(53)	(75)	$30	$(45)

Operating Profit	$530	$(26)	$(280)	$224	$135	$359

Costs to reconcile adjusted EBITDA to operating profit
Depreciation	$(55)	$(1)	$56	$—	$—	$—
Amortization related to acquired intangible assets	(85)	—	85	—	—	—
Stock-based compensation expense	(58)	(6)	64	—	—	—
Restructuring and impairment charges	(19)	8	11	—	—	—
Acquisition-related costs & performance compensation	(54)	(10)	64	—	—	—
Gain / Loss on Sale of Assets	535	(498)	(37)
Equity method investment	(33)	—	33	—	—	—
Operating Profit	$761	$(533)	$(4)	$224	$135	$359

Other income	$—	$—	$(6)	(6)	$—	$(6)

Interest expense, net	$54	$—	$—	54	$—	$54

Income before taxes on income	$707	$(533)	$2	$176	$135	$311

Exhibit 2

Provision for taxes on income	$(25)	$87	$(34)	28	$57	$85

IHS Markit equity in (profit) loss on equity-method investees, net of tax	$(6)	$7	$1	2	$(24)	$(22)

Net income	$738	$(627)	$35	146	$102	$248

Less: NCI net income	$—	$—	$—	—	$—	$—

Net income attributable to IHS Markit	$738	$(627)	$35	$146	$102	$248

Note - Totals may not sum due to rounding
(a)     Adjustments to align IHS Markit's reported off-calendar quarters to S&P Global’s fiscal year presentation that contain calendar quarters.
(b)     Adjustments include (1) an adjustment reclassifying the $31 million of equity income from the OSTTRA joint venture formed September 2021 to Equity in net (earnings) of unconsolidated subsidiaries, net of taxes where the results of OSTTRA will prospectively be reflected, and (2) reclassification adjustments aligning IHS Markit's EBITDA segment presentation to S&P Global’s operating profit presentation including depreciation expense of $56 million, stock-based compensation of $64 million, amortization of intangible assets of $85 million, restructuring and impairment charges of $11 million, other acquisition-related costs of $64 million, gains on disposals of $37 million and legal windfall of $6 million.
(c)     Adjustments to present IHS Markit on an adjusted basis by adjusting for amortization of intangible assets, restructuring and impairment charges, and other acquisition-related costs. Adjustments include amortization of intangible assets of $85 million, restructuring and impairment charges of $11 million, other acquisition-related costs of $64 million, gains on disposals of $37 million, bonus of $12 million, and the related provision for taxes on income of $57 million. Adjustments made to present equity earnings from the OSTTRA joint venture included in Equity in net (earnings) of unconsolidated subsidiaries, net of taxes on a performance basis include amortization of intangible assets of $31 million and the related provision for taxes on income of $7 million.

Exhibit 2

FY 2021 Reconciliation of IHS Markit Operating Results by Segment
(dollars in millions)

(unaudited)	IHS Markit Segment Information	Adjustments to Calendar Quarter (a)	Adjustments to Align to S&P Segment Presentation (b)	IHS Markit Proforma Segment Information	Non-GAAP Adjustments (c)	IHS Markit Proforma Segment Adjusted Information

	Revenue
Financial Services	$1,941	$(13)	$(110)	$1,818	$—	$1,818
Transportation	1,354	11	—	1,365	—	1,365
Resources	847	1	—	848	—	848
CMS	516	1	—	517	—	517
Total Revenue	$4,658	$—	$(110)	$4,548	$—	$4,548

	Operating Profit
Financial Services	$962	$(24)	$(173)	$765	$(165)	$600
Transportation	645	10	(141)	514	95	609
Resources	339	—	(123)	216	52	268
CMS	131	(1)	3	133	(22)	111
Total Segment Operating Profit	$2,077	$(15)	$(434)	$1,628	$(40)	$1,588

Shared Services	$(47)	$(9)	$(143)	(199)	$84	$(115)

Operating Profit	$2,030	$(24)	$(577)	$1,429	$44	$1,473

Costs to reconcile adjusted EBITDA to operating profit
Depreciation	$(225)	$—	$225	$—	$—	$—
Amortization related to acquired intangible assets	(362)	5	357	—	—	—
Stock-based compensation expense	(227)	(4)	231	—	—	—
Restructuring and impairment charges	(31)	(1)	32	—	—	—
Acquisition-related costs & performance compensation	(126)	(22)	148	—	—	—
Gain / Loss on Sale of Assets	535	(13)	(522)
Equity method investment	(33)	(8)	41	—	—	—
Operating Profit	$1,561	$(67)	$(65)	$1,429	$44	$1,473

Other income	$—	$—	$(6)	(6)	$—	$(6)

Interest expense, net	$220	$(1)	$—	219	$—	$219

Income before taxes on income	$1,341	$(66)	$(59)	$1,216	$44	$1,260

Exhibit 2

Provision for taxes on income	$135	$51	$(3)	183	$129	$312

IHS Markit equity in (profit) loss on equity-method investees, net of tax	$—	$(9)	$(47)	(56)	$(40)	$(96)

Net income	$1,206	$(108)	$(9)	1,189	$(45)	$1,044

Less: NCI net income	$1	$(3)	$—	(2)	$—	$(2)

Net income attributable to IHS Markit	$1,207	$(111)	$(9)	$1,187	$(45)	$1,042

Note - Totals may not sum due to rounding
(a)     Adjustments to align IHS Markit's reported off-calendar quarters to S&P Global’s fiscal year presentation that contain calendar quarters.
(b)     Adjustments include (1) a proforma adjustment reclassifying the $110 million revenue and $100 million of operating profit associated with IHS Markit’s MarketServ business contributed to the OSTTRA joint venture formed September 2021 to Equity in net (earnings) of unconsolidated subsidiaries, net of taxes where the results of OSTTRA will prospectively be reflected, and (2) reclassification adjustments aligning IHS Markit's EBITDA segment presentation to S&P Global’s operating profit presentation by including depreciation expense of $225 million, stock-based compensation of $231 million, amortization of intangible assets of $357 million, restructuring and impairment charges of $32 million, other acquisition-related costs of $148 million, gains on disposals of $522 million and legal windfall of $6 million.
(c)     Adjustments to present IHS Markit on an adjusted basis by adjusting for amortization of intangible assets, restructuring and impairment charges, and other acquisition-related costs. Adjustments include amortization of intangible assets of $355 million, restructuring and impairment charges of $30 million, other acquisition-related costs of $143 million, gains on disposals of $522 million, bonus of $38 million, and the related provision for taxes on income of $129 million. Adjustments made to present equity earnings from the OSTTRA joint venture included in Equity in net (earnings) of unconsolidated subsidiaries, net of taxes on a performance basis include amortization of intangible assets of $43 million, restructuring and impairment charges of $2 million, other acquisition-related costs of $5 million and the related provision for taxes on income of $10 million.

Exhibit 2

Q1 2020 Reconciliation of IHS Markit Operating Results by Segment
(dollars in millions)

(unaudited)	IHS Markit Segment Information	Adjustments to Calendar Quarter (a)	Adjustments to Align to S&P Segment Presentation (b)	IHS Markit Proforma Segment Information	Non-GAAP Adjustments (c)	IHS Markit Proforma Segment Adjusted Information

	Revenue
Financial Services	$436	$14	$(47)	$403	$—	$403
Transportation	297	2	—	299	—	299
Resources	226	(2)	—	224	—	224
CMS	122	1	—	123	—	123
Total Revenue	$1,081	$15	$(47)	$1,049	$—	$1,049

	Operating Profit
Financial Services	$205	$10	$(149)	$66	$57	$123
Transportation	118	(3)	(43)	72	30	102
Resources	90	(8)	(33)	49	14	63
CMS	30	—	(9)	21	3	24
Total Segment Operating Profit	$443	$(1)	$(234)	$208	$104	$312

Shared Services	$(11)	$(7)	$(43)	(61)	$—	$(61)

Operating Profit	$432	$(8)	$(277)	$147	$104	$251

Costs to reconcile adjusted EBITDA to operating profit
Depreciation	$(51)	$(4)	$55	$—	$—	$—
Amortization related to acquired intangible assets	(94)	—	94	—	—	—
Stock-based compensation expense	(83)	(4)	87	—	—	—
Restructuring and impairment charges	(4)	(2)	6	—	—	—
Acquisition-related costs & performance compensation	(1)	—	1	—	—	—
Gain / Loss on Sale of Assets	372	(382)	10	—	—	—
Operating Profit	$571	$(400)	$(24)	$147	$104	$251

Interest expense, net	$61	$(1)	$—	60	$—	$60

Pension mark-to-market and settlement expense	$22	$9	$—	31	$(31)	$—

Income before taxes on income	$488	$(408)	$(24)	$56	$135	$191

Exhibit 2

Provision for taxes on income	$4	$(7)	$(36)	(39)	$71	$32

IHS Markit equity in (profit) loss on equity-method investees, net of tax	$—	$—	$(19)	(19)	$(5)	$(24)

Net income	$484	$(401)	$31	114	$69	$183

Less: NCI net income	$1	$—	$—	1	$—	$1

Net income attributable to IHS Markit	$485	$(401)	$31	$115	$69	$184

Note - Totals may not sum due to rounding
(a)     Adjustments to align IHS Markit's reported off-calendar quarters to S&P Global’s fiscal year presentation that contain calendar quarters.
(b)     Adjustments include (1) a proforma adjustment reclassifying the $47 million of revenue and $24 million of operating profit associated with IHS Markit’s MarketServ business contributed to the OSTTRA joint venture formed September 2021 to Equity in net (earnings) of unconsolidated subsidiaries, net of taxes where the results of OSTTRA will prospectively be reflected, and (2) reclassification adjustments aligning IHS Markit's EBITDA segment presentation to S&P Global’s operating profit presentation including depreciation expense of $55 million, stock-based compensation of $87 million, amortization of intangible assets of $94 million, restructuring and impairment charges of $6 million, other acquisition-related costs of $1 million and losses on disposals of $10 million.
(c)     Adjustments to present IHS Markit results on an adjusted EBITA performance basis by adjusting for amortization of intangible assets of $87 million, restructuring and impairment charges of $6 million, other acquisition-related costs of $1 million, losses on disposals of $10 million, pension settlement of $31 million and the related provision for taxes on income of $71 million. Adjustments made to present IHS Markit’s MarkitServ operating profit included in Equity in net (earnings) of unconsolidated subsidiaries, net of taxes on a performance basis include amortization of intangible assets of $7 million and and the related provision for taxes on income of $2 million.

Exhibit 2

Q2 2020 Reconciliation of IHS Markit Operating Results by Segment
(dollars in millions)

(unaudited)	IHS Markit Segment Information	Adjustments to Calendar Quarter (a)	Adjustments to Align to S&P Segment Presentation (b)	IHS Markit Proforma Segment Information	Non-GAAP Adjustments (c)	IHS Markit Proforma Segment Adjusted Information

	Revenue
Financial Services	$444	$4	$(40)	$408	$—	$408
Transportation	243	(2)	—	241	—	241
Resources	219	(3)	—	216	—	216
CMS	121	(2)	—	119	—	119
Total Revenue	$1,027	$(3)	$(40)	$984	$—	$984

	Operating Profit
Financial Services	$231	$12	$(149)	$94	$69	$163
Transportation	102	12	(53)	61	39	100
Resources	96	9	(44)	61	29	90
CMS	35	(1)	(13)	21	8	29
Total Segment Operating Profit	$464	$32	$(259)	$237	$145	$382

Shared Services	$(10)	$2	$(64)	(72)	$32	$(40)

Operating Profit	$454	$34	$(323)	$165	$177	$342

Costs to reconcile adjusted EBITDA to operating profit
Depreciation	$(57)	$3	$54	$—	$—	$—
Amortization related to acquired intangible assets	(93)	—	93	—	—	—
Stock-based compensation expense	(71)	6	65	—	—	—
Restructuring and impairment charges	(81)	(1)	82	—	—	—
Acquisition-related costs & performance compensation	(7)	1	6	—	—	—
Gain / Loss on Sale of Assets	(1)	(1)	2	—	—	—
Operating Profit	$144	$42	$(21)	$165	$177	$342

Interest expense, net	$60	$(1)	$—	59	$—	$59

Pension mark-to-market and settlement expense	$8	$(9)	$—	(1)	$1	$—

Income before taxes on income	$76	$52	$(21)	$107	$176	$283

Exhibit 2

Provision for taxes on income	$5	$(10)	$41	36	$43	$79

IHS Markit equity in (profit) loss on equity-method investees, net of tax	$—	$—	$(17)	(17)	$(4)	$(21)

Net income	$71	$62	$(45)	88	$137	$225

Less: NCI net income	$1	$—	$—	1	$—	$1

Net income attributable to IHS Markit	$72	$62	$(45)	$89	$137	$226

Note - Totals may not sum due to rounding
(a)     Adjustments to align IHS Markit's reported off-calendar quarters to S&P Global’s fiscal year presentation that contain calendar quarters.
(b)     Adjustments include (1) a proforma adjustment reclassifying the $40 million of revenue and $21 million of operating profit associated with IHS Markit’s MarketServ business contributed to the OSTTRA joint venture formed September 2021 to Equity in net (earnings) of unconsolidated subsidiaries, net of taxes where the results of OSTTRA will prospectively be reflected, and (2) reclassification adjustments aligning IHS Markit's EBITDA segment presentation to S&P Global’s operating profit presentation including depreciation expense of $54 million, stock-based compensation of $65 million, amortization of intangible assets of $93 million, restructuring and impairment charges of $82 million, other acquisition-related costs of $6 million and losses on disposals of $2 million.
(c)     Adjustments to present IHS Markit results on an adjusted EBITA performance basis by adjusting for amortization of intangible assets of $87 million, restructuring and impairment charges of $82 million, other acquisition-related costs of $6 million, losses on disposals of $2 million, pension settlement of $1 million and the related provision for taxes on income of $43 million. Adjustments made to present IHS Markit’s MarkitServ operating profit included in Equity in net (earnings) of unconsolidated subsidiaries, net of taxes on a performance basis include amortization of intangible assets of $6 million and the related provision for taxes on income of $2 million.

Exhibit 2

Q3 2020 Reconciliation of IHS Markit Operating Results by Segment
(dollars in millions)

(unaudited)	IHS Markit Segment Information	Adjustments to Calendar Quarter (a)	Adjustments to Align to S&P Segment Presentation (b)	IHS Markit Proforma Segment Information	Non-GAAP Adjustments (c)	IHS Markit Proforma Segment Adjusted Information

	Revenue
Financial Services	$446	$(2)	$(38)	$406	$—	$406
Transportation	299	9	—	308	—	308
Resources	208	(3)	—	205	—	205
CMS	120	1	—	121	—	121
Total Revenue	$1,073	$5	$(38)	$1,040	$—	$1,040

	Operating Profit
Financial Services	$226	$(4)	$(133)	$89	$59	$148
Transportation	154	—	(40)	114	25	139
Resources	86	(5)	(29)	52	14	66
CMS	31	(1)	(7)	23	3	26
Total Segment Operating Profit	$497	$(10)	$(209)	$278	$101	$379

Shared Services	$(11)	$(4)	$(27)	(42)	$5	$(37)

Operating Profit	$486	$(14)	$(236)	$236	$106	$342

Costs to reconcile adjusted EBITDA to operating profit
Depreciation	$(55)	$2	$53	$—	$—	$—
Amortization related to acquired intangible assets	(93)	(1)	94	—	—	—
Stock-based compensation expense	(56)	1	55	—	—	—
Restructuring and impairment charges	(12)	2	10	—	—	—
Acquisition-related costs & performance compensation	(9)	—	9	—	—	—
Gain / Loss on Sale of Assets	—	1	(1)	—	—	—
Operating Profit	$261	$(9)	$(16)	$236	$106	$342

Interest expense, net	$57	$—	$—	57	$—	$57

Pension mark-to-market and settlement expense	$—		$—	—	$—	$—

Income before taxes on income	$204	$(9)	$(16)	$179	$106	$285

Exhibit 2

Provision for taxes on income	$40	$10	$48	98	$(21)	$77

IHS Markit equity in (profit) loss on equity-method investees, net of tax	$—	$—	$(12)	(12)	$(5)	$(17)

Net income	$164	$(19)	$(52)	93	$132	$225

Less: NCI net income	$(1)	$—	$—	(1)	$—	$(1)

Net income attributable to IHS Markit	$163	$(19)	$(52)	$92	$132	$224

Note - Totals may not sum due to rounding
(a)     Adjustments to align IHS Markit's reported off-calendar quarters to S&P Global’s fiscal year presentation that contain calendar quarters.
(b)     Adjustments include (1) a proforma adjustment reclassifying the $38 million of revenue and $21 million of operating profit associated with IHS Markit’s MarketServ business contributed to the OSTTRA joint venture formed September 2021 to Equity in net (earnings) of unconsolidated subsidiaries, net of taxes where the results of OSTTRA will prospectively be reflected, and (2) reclassification adjustments aligning IHS Markit's EBITDA segment presentation to S&P Global’s operating profit presentation including depreciation expense of $53 million, stock-based compensation of $55 million, amortization of intangible assets of $94 million, restructuring and impairment charges of $10 million, other acquisition-related costs of $9 million and gains on disposals of $1 million.
(c)     Adjustments to present IHS Markit results on an adjusted EBITA performance basis by adjusting for amortization of intangible assets of $88 million, restructuring and impairment charges of $10 million, other acquisition-related costs of $9 million, gains on disposals of $1 million and the related provision for taxes on income of $21 million. Adjustments made to present IHS Markit’s MarkitServ operating profit included in Equity in net (earnings) of unconsolidated subsidiaries, net of taxes on a performance basis include amortization of intangible assets of $6 million and the related provision for taxes on income of $1 million.

Exhibit 2

Q4 2020 Reconciliation of IHS Markit Operating Results by Segment
(dollars in millions)

(unaudited)	IHS Markit Segment Information	Adjustments to Calendar Quarter (a)	Adjustments to Align to S&P Segment Presentation (b)	IHS Markit Proforma Segment Information	Non-GAAP Adjustments (c)	IHS Markit Proforma Segment Adjusted Information

	Revenue
Financial Services	$458	$6	$(41)	$423	$—	$423
Transportation	313	(3)	—	310	—	310
Resources	210	(1)	—	209	—	209
CMS	126	(1)	—	125	—	125
Total Revenue	$1,107	$1	$(41)	$1,067	$—	$1,067

	Operating Profit
Financial Services	$224	$2	$(138)	$88	$62	$150
Transportation	141	—	(29)	112	14	126
Resources	85	(2)	(34)	49	22	71
CMS	31	1	(15)	17	10	27
Total Segment Operating Profit	$481	$1	$(216)	$266	$108	$374

Shared Services	$(16)	$12	$(77)	(81)	$46	$(35)

Operating Profit	$465	$13	$(293)	$185	$154	$339

Costs to reconcile adjusted EBITDA to operating profit
Depreciation	$(54)	$(2)	$56	$—	$—	$—
Amortization related to acquired intangible assets	(94)	1	93	—	—	—
Stock-based compensation expense	(56)	(2)	58	—	—	—
Restructuring and impairment charges	(64)	1	63	—	—	—
Acquisition-related costs & performance compensation	(28)	12	16	—	—	—
Gain / Loss on Sale of Assets	6	—	(6)	—	—	—
Operating Profit	$175	$23	$(13)	$185	$154	$339

Interest expense, net	$58	$—	$—	58	$—	$58

Pension mark-to-market and settlement expense	$1	$—	$—	1	$(1)	$—

Income before taxes on income	$116	$23	$(13)	$126	$155	$281

Exhibit 2

Provision for taxes on income	$(36)	$121	$(64)	21	$55	$76

IHS Markit equity in (profit) loss on equity-method investees, net of tax	$1	$—	$(10)	(9)	$(11)	$(20)

Net income	$151	$(98)	$61	$114	$111	$225

Less: NCI net income	$—	$—	$—	—	$—	$—

Net income attributable to IHS Markit	$151	$(98)	$61	$114	$111	$225

Note - Totals may not sum due to rounding
(a)     Adjustments to align IHS Markit's reported off-calendar quarters to S&P Global’s fiscal year presentation that contain calendar quarters.
(b)     Adjustments include (1) a proforma adjustment reclassifying the $41 million of revenue and $14 million of operating profit associated with IHS Markit’s MarketServ business contributed to the OSTTRA joint venture formed September 2021 to Equity in net (earnings) of unconsolidated subsidiaries, net of taxes where the results of OSTTRA will prospectively be reflected, and (2) reclassification adjustments aligning IHS Markit's EBITDA segment presentation to S&P Global’s operating profit presentation including depreciation expense of $56 million, stock-based compensation of $58 million, amortization of intangible assets of $93 million, restructuring and impairment charges of $63 million, other acquisition-related costs of $16 million and gains on disposals of $6 million.
(c)     Adjustments to present IHS Markit results on an adjusted EBITA performance basis by adjusting for amortization of intangible assets of $87 million, restructuring and impairment charges of $63 million, other acquisition-related costs of $10 million, gains on disposals of $6 million, pension settlement of $1 million and the related provision for taxes on income of $55 million. Adjustments made to present IHS Markit’s MarkitServ operating profit included in Equity in net (earnings) of unconsolidated subsidiaries, net of taxes on a performance basis include amortization of intangible assets of $6 million, acquisition-related costs of $6 million and the related provision for taxes on income of $1 million.

Exhibit 2

FY 2020 Reconciliation of IHS Markit Operating Results by Segment
(dollars in millions)

(unaudited)	IHS Markit Segment Information	Adjustments to Calendar Quarter (a)	Adjustments to Align to S&P Segment Presentation (b)	IHS Markit Proforma Segment Information	Non-GAAP Adjustments (c)	IHS Markit Proforma Segment Adjusted Information

	Revenue
Financial Services	$1,784	$22	$(166)	$1,640	$—	$1,640
Transportation	1,152	6	—	1,158	—	1,158
Resources	863	(9)	—	854	—	854
CMS	489	(1)	—	488	—	488
Total Revenue	$4,288	$18	$(166)	$4,140	$—	$4,140

	Operating Profit
Financial Services	$886	$20	$(569)	$337	$247	$584
Transportation	515	9	(165)	359	108	467
Resources	357	(6)	(140)	211	79	290
CMS	127	(1)	(44)	82	24	106
Total Segment Operating Profit	$1,885	$22	$(918)	$989	$458	$1,447

Shared Services	$(48)	$3	$(211)	(256)	$83	$(173)

Operating Profit	$1,837	$25	$(1,129)	$733	$541	$1,274

Costs to reconcile adjusted EBITDA to operating profit
Depreciation	$(218)	$—	$218	$—	$—	$—
Amortization related to acquired intangible assets	(374)	—	374	—	—	—
Stock-based compensation expense	(266)	1	265	—	—	—
Restructuring and impairment charges	(161)	—	161	—	—	—
Acquisition-related costs & performance compensation	(45)	13	32	—	—	—
Gain / Loss on Sale of Assets	377	(382)	5	—	—	—
Operating Profit	$1,150	$(343)	$(74)	$733	$541	$1,274

Interest expense, net	$236	$(2)	$—	234	$—	$234

Pension mark-to-market and settlement expense	$31	$—	$—	31	$(31)	$—

Income before taxes on income	$883	$(341)	$(74)	$468	$572	$1,040

Exhibit 2

Provision for taxes on income	$13	$114	$(11)	116	$148	$264

IHS Markit equity in (profit) loss on equity-method investees, net of tax	$1	$—	$(58)	(57)	$(25)	$(82)

Net income	$869	$(455)	$(5)	$409	$449	$858

Less: NCI net income	$1	$—	$—	1	$—	$1

Net income attributable to IHS Markit	$870	$(455)	$(5)	$410	$449	$859

Note - Totals may not sum due to rounding
(a)     Adjustments to align IHS Markit's reported off-calendar quarters to S&P Global’s fiscal year presentation that contain calendar quarters.
(b)     Adjustments include (1) a proforma adjustment reclassifying the $166 million of revenue and $74 million of operating profit associated with IHS Markit’s MarketServ business contributed to the OSTTRA joint venture formed September 2021 to Equity in net (earnings) of unconsolidated subsidiaries, net of taxes where the results of OSTTRA will prospectively be reflected, and (2) reclassification adjustments aligning IHS Markit's EBITDA segment presentation to S&P Global’s operating profit presentation including depreciation expense of $218 million, stock-based compensation of $265 million, amortization of intangible assets of $374 million, restructuring and impairment charges of $161 million, other acquisition-related costs of $32 million and losses on disposals of $5 million.
(c)     Adjustments to present IHS Markit results on an adjusted EBITA performance basis by adjusting for amortization of intangible assets of $349 million, restructuring and impairment charges of $161 million, other acquisition-related costs of $26 million, losses on disposals of $5 million, pension settlement of $31 million and the related provision for taxes on income of $148 million. Adjustments made to present IHS Markit’s MarkitServ operating profit included in Equity in net (earnings) of unconsolidated subsidiaries, net of taxes on a performance basis include amortization of intangible assets of $25 million, acquisition-related costs of $6 million and the related provision for taxes on income of $6 million.

Exhibit 3
S&P Global
S&P Global and IHS Markit Proforma Combined Company
Operating Results by Segment
Periods ended December 31, 2021
(dollars in millions, except per share data)

(unaudited)	Proforma Revenue

	Q1	Q2	Q3	Q4	Full Year

Market Intelligence	$950	$957	$974	$1,009	$3,890
Ratings	1,017	1,073	1,017	990	4,097
Commodity Insights	410	413	413	433	1,669
Mobility	296	315	319	316	1,246
Indices	297	303	323	330	1,253
Engineering Solutions	91	93	104	103	391
Intersegment Elimination	(39)	(41)	(41)	(43)	(164)
Total proforma revenue	$3,022	$3,113	$3,109	$3,138	$12,382

	Proforma Adjusted Expenses

	Q1	Q2	Q3	Q4	Full Year

Market Intelligence	$669	$645	$669	$729	$2,712
Ratings	332	344	373	425	1,474
Commodity Insights	225	229	232	250	936
Mobility	181	186	190	197	754
Indices	95	94	99	120	408
Engineering Solutions	77	75	84	80	316
Intersegment Elimination	(39)	(41)	(41)	(43)	(164)
Total proforma adjusted expenses	$1,540	$1,532	$1,606	$1,758	$6,436

	Proforma Adjusted Segment Operating Profit

	Q1	Q2	Q3	Q4	Full Year

Market Intelligence	$281	$312	$305	$280	$1,178
Ratings	685	729	644	565	2,623
Commodity Insights	185	184	181	183	733
Mobility	115	129	129	119	492
Indices	202	209	224	210	845
Engineering Solutions	14	18	20	23	75
Proforma adjusted segment operating profit	$1,482	$1,581	$1,503	$1,380	$5,946

Exhibit 3

	Proforma Adjusted Operating Profit

	Q1	Q2	Q3	Q4	Full Year

Proforma adjusted segment operating profit	$1,482	$1,581	$1,503	$1,380	$5,946
Equity in net (earnings) loss of unconsolidated subsidiaries, net of taxes	(31)	(13)	(24)	(22)	(90)
Corporate Unallocated expense	43	36	36	58	173
Proforma adjusted operating profit	$1,470	$1,558	$1,491	$1,344	$5,863

	Proforma Adjusted Net Income & Diluted EPS

	Q1	Q2	Q3	Q4	Full Year

Proforma adjusted operating profit	$1,470	$1,558	$1,491	$1,344	$5,863
Other income, net	(11)	(22)	(22)	(11)	(66)
Interest expense, net	87	87	86	78	338
Proforma income before taxes on income	1,394	1,493	1,427	1,277	5,591
Provision for taxes on income	314	356	279	264	1,213
Proforma adjusted net income	$1,080	$1,137	$1,148	$1,013	$4,378
Less: net income attributable to noncontrolling interests	(56)	(59)	(64)	(62)	(241)
Proforma adjusted net income attributable to S&P Global	$1,024	$1,078	$1,084	$951	$4,137

Diluted weighted-average number of common shares outstanding	355.3	355.6	355.6	356.4	355.7
Proforma adjusted diluted EPS	$2.88	$3.03	$3.05	$2.67	$11.63

Note - Totals may not sum due to rounding

Exhibit 3
S&P Global
S&P Global and IHS Markit Proforma Combined Company
Operating Results by Segment
Periods ended December 31, 2020
(dollars in millions, except per share data)

(unaudited)	Proforma Revenue

	Q1	Q2	Q3	Q4	Full Year

Market Intelligence	$878	$877	$892	$921	$3,568
Ratings	825	1,006	894	881	3,606
Commodity Insights	408	404	398	403	1,613
Mobility	274	216	281	281	1,052
Indices	285	268	259	282	1,094
Engineering Solutions	92	90	92	93	367
Intersegment Elimination	(36)	(40)	(38)	(39)	(153)
Total proforma revenue	$2,726	$2,821	$2,778	$2,822	$11,147

	Proforma Adjusted Expenses

	Q1	Q2	Q3	Q4	Full Year

Market Intelligence	$672	$598	$605	$652	$2,527
Ratings	310	317	348	403	1,378
Commodity Insights	240	206	220	231	897
Mobility	210	156	176	184	726
Indices	97	80	93	89	359
Engineering Solutions	76	70	72	71	289
Intersegment Elimination	(36)	(40)	(38)	(39)	(153)
Total proforma adjusted expenses	$1,569	$1,387	$1,476	$1,591	$6,023

	Proforma Adjusted Segment Operating Profit

	Q1	Q2	Q3	Q4	Full Year

Market Intelligence	$206	$279	$287	$269	$1,041
Ratings	515	689	546	478	2,228
Commodity Insights	168	198	178	172	716
Mobility	64	60	105	97	326
Indices	188	188	166	193	735
Engineering Solutions	16	20	20	22	78
Proforma adjusted segment operating profit	$1,157	$1,434	$1,302	$1,231	$5,124

Exhibit 3

	Proforma Adjusted Operating Profit

	Q1	Q2	Q3	Q4	Full Year

Proforma adjusted segment operating profit	$1,157	$1,434	$1,302	$1,231	$5,124
Equity in net (earnings) loss of unconsolidated subsidiaries, net of taxes	(21)	(18)	(14)	(17)	(70)
Corporate Unallocated expense	18	12	48	55	133
Proforma adjusted operating profit	$1,160	$1,440	$1,268	$1,193	$5,061

	Proforma Adjusted Net Income & Diluted EPS

	Q1	Q2	Q3	Q4	Full Year

Proforma adjusted operating profit	$1,160	$1,440	$1,268	$1,193	$5,061
Other income, net	1	(13)	(7)	(15)	(34)
Interest expense, net	94	99	92	90	375
Proforma income before taxes on income	1,065	1,354	1,183	1,118	4,720
Provision for taxes on income	213	303	273	233	1,022
Proforma adjusted net income	$852	$1,051	$910	$885	$3,698
Less: net income attributable to noncontrolling interests	(49)	(49)	(45)	(56)	(199)
Proforma adjusted net income attributable to S&P Global	$803	$1,002	$865	$829	$3,499

Diluted weighted-average number of common shares outstanding	357.6	355.5	355.3	355.4	356.0
Proforma adjusted diluted EPS	$2.25	$2.82	$2.43	$2.33	$9.83

Note - Totals may not sum due to rounding